SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: June 13, 2008

Smitten Press: Local Lore and Legends, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-51159	98-0427526
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification)

2501 N.W. 34th Place, Unit 24

Pompano Beach, FL 33069

(Address of principal executive offices) (Zip code)

(954) 449-1534

(Registrant's telephone number, including area code)

NOT APPLICABLE

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Smitten Press: Local Lore and Legends, Inc., is referred to herein as ("the Company", "us", or "we").

Item 5.01

Changes in Control of Registrant

On June 9, 2008, our sole officer and director, Robert Lee Cox, sold 20,270,000 restricted shares of our common stock he owned, which represented 62.9% of our outstanding common stock, in a private transaction, to Carl Feldman in exchange for cash consideration of $20,270 (the “Transaction”). As a result, Carl Feldman now holds 20,270,000 shares of our common stock, which continues to represent 62.9% of our common stock outstanding. As a result of the Transaction, Carl Feldman is now our controlling shareholder. Carl Feldman did not engage in any loan transaction in connection with the Transaction, and utilized his personal funds. As a result of the Transaction, Robert L. Cox continues to serve as our Chief Executive Officer and our sole Director.

There are no other arrangements or understandings with respect to the election of directors or other matters.

We may pay cash compensation to our Officers and Directors in the future, however no final determinations have been made as of the date hereof.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT:

The outstanding shares of Common Stock are our only class of equity securities currently issued and outstanding.

The following tables set forth the ownership, as of June 12, 2008, of our common stock by: (a) each person known by us to be the beneficial owner of more than 5% of our outstanding common stock, and (b) each director, nominee and executive officer of the Company, (c) all executive officers and our directors as a group. To the best of our knowledge, all persons named have sole voting and investment power with respect to such shares, except as otherwise noted.

Security Ownership of Certain Beneficial Owners (1)(2)

Name and Address of Beneficial	Amount and Nature of Ownership	Percentage of Class
Owner
Robert L. Cox	5,000,000	15.5%
2501 N.W. 34th Place, Unit 24	Direct
Pompano Beach, FL 33069

Carl Feldman	20,270,000	62.9%
3210 S. Ocean Blvd.	Direct
Highland Beach, FL 33487

Mazel Tuff LLC	3,000,000	9.3%
119 North Vista Del Mar	Direct
Delray Beach, FL 33483

Security Ownership of Directors and Officers (1)(2)

Name and Address of Beneficial	Amount and Nature of Ownership	Percentage of Class
Owner
Robert L. Cox, CEO & Director	5,000,000	15.5%
2501 N.W. 34th Place, Unit 24	Direct
Pompano Beach, FL 33069

Notes to the tables:

(1)

Pursuant to Rule 13-d-3 under the Securities Exchange Act of 1934, as amended, beneficial ownership of a security consists of sole or shared voting power (including the power to vote or direct the voting) and/or sole or shared investment power (including the power to dispose or direct the disposition) with respect to a security whether through a contract, arrangement, understanding, relationship or otherwise. Unless otherwise indicated, each person indicated above has sole power to vote, or dispose or direct the disposition of all shares beneficially owned.

(2)

This table is based upon information obtained from our stock records. We believe that each shareholder named in the above table has sole or shared voting and investment power with respect to the shares indicated as beneficially owned.

SIGNATURES

In accordance Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant caused this information statement to be signed on its behalf by the undersigned, thereunto duly authorized.

Smitten Press: Local Lore and Legends Inc.

By:

/s/ Robert L. Cox

Name:

Robert L. Cox

Title:

Chief Executive Officer

Date:

June 13, 2008

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